UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 30, 2004

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
Exhibit Index
EX-99(b) Supp. to Press Release, Dated 4/30/2004

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Supplementing its press release issued on April 30, 2004, Delphi is providing answers to frequently asked questions in the attached Exhibit
99(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION

(Registrant)

Date:	May 18, 2004

		By:	/s/ John D. Sheehan

(John D. Sheehan, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit
Number	Description
99(b)	Supplement to press release issued on April 30, 2004.